Write -down and loss on sale of vessels	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Gain on Sale and Write-down of Assets	Vessel Sales and Write-down of Assets
During the year ended December 31, 2025, the Company completed the sales of eight Suezmax tankers and three Aframax / LR2 tankers for a total price of $341.0 million, with the Company recognizing an aggregate gain on sales of $102.5 million.
In December 2025, the Company agreed to sell one Suezmax tanker for $33.0 million, and the tanker as well as its related bunker and lube oil inventories were classified as held for sale as at December 31, 2025 (note 21).

During the year ended December 31, 2024, the Company completed the sales of two Aframax / LR2 tankers and one Suezmax tanker for a total price of $88.3 million, with the Company recognizing an aggregate gain on sales of $39.5 million.

During the year ended December 31, 2023, the Company completed the sale of one Aframax / LR2 tanker for $23.0 million, with the Company recognizing a gain on sale of $10.4 million.

During the years ended December 31, 2025 and 2024, the Company recorded write-downs of $0.8 million and $1.4 million, respectively, on its operating lease right-of-use assets, which were written-down to their estimated fair values based on prevailing charter rates for comparable periods, due to reductions in these charter rates.